                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   American General Series Portfolio Company
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY
                                (THE "COMPANY")

 Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund,
        Growth Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, MidCap Index Fund, Money Market Fund,
 Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund, Stock
                                   Index Fund
                                 (The "Funds")

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 10, 1998

     The Annual Meeting of Shareholders of the Company (which consists of the above-referenced Funds) will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Tuesday, November 10, 1998 at 2:00 p.m. Central Time, for the following purposes:

     1. To elect twelve members of the Board of Directors, each to serve until his or her successor is duly elected and shall qualify.

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999.

     3. Any other business properly brought before the meeting.

     Only shareholders of record at the close of business on September 22, 1998 are entitled to vote at this meeting and any adjournment thereof.

     YOU ARE URGED TO EXERCISE YOUR RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE MEETING BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY.

                                            By Order of the Board of Directors

                                            /s/ THOMAS L. WEST, JR.
                                            ------------------------------------
                                            Thomas L. West, Jr.
                                            Chairman of the Board of Directors
                                            American General Series Portfolio
                                            Company

October 16, 1998
2929 Allen Parkway
Houston, Texas 77019

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019
                                 (713) 526-5251

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                PART 1: OVERVIEW

     The accompanying voting instructions ("Proxy") are solicited on behalf of the Board of Directors (the "Board") of the American General Series Portfolio Company (the "Company") in connection with shares to be voted at the ANNUAL MEETING OF SHAREHOLDERS (the "Meeting") of the Company to be held AT 2:00 P.M. CENTRAL TIME ON NOVEMBER 10, 1998 and at any adjournment thereof. The Board has fixed the close of business on September 22, 1998 as the record date for the determination of shareholders, contract owners and participants entitled to notice of and to vote at the Meeting or any adjournment.

     The Company consists of the following Funds (the "Funds"): Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, MidCap Index Fund, Money Market Fund, Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund, and Stock Index Fund.

     THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT NO COST. TO REQUEST A REPORT, PLEASE CALL THE COMPANY TOLL-FREE AT 1-800-633-8960 OR WRITE THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("VALIC") AT 2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019.

     This Proxy Statement was first mailed to shareholders, contract owners and participants on or about October 16, 1998 to inform them of the two proposals that are scheduled for a vote at the Meeting:

     1. Election of twelve Directors to the Board (discussed in Part 2).

     2. Ratification of Ernst & Young, LLP as independent auditors (discussed in
        Part 3).

     If you attend the Meeting, you also may be asked to vote on other business matters properly raised at that time. Currently, the Board does not know of any such matters other than those presented in this proxy statement. If any other business should properly come before the Meeting, the separate accounts, which are the investment vehicles that fund your contract, will vote on them using their best judgement.

     This proxy statement also provides information about:

          The Funds and the Investment Adviser (discussed in Part 4); and

          The Meeting and Proxy Voting (discussed in Part 5).

                         PART 2: ELECTION OF DIRECTORS

A. BACKGROUND

     Pursuant to the Company's Bylaws, twelve directors are to be elected at the Meeting, each to serve until his or her successor is duly elected and shall qualify. The nominees listed below have consented to being named in this statement, to stand for election and to serve if elected. If any of the nominees listed below should not be available for election due to unforeseen circumstances, it is the intention of the persons named in the proxy to vote for such other person or persons as the Board may recommend. Any vacancy resulting from failure to elect any nominee will be filled in accordance with the Investment Company Act of 1940 ("1940 Act") and the Company's Articles of Incorporation and Bylaws.

     All current members of the Board will stand for re-election except two directors, Messrs. Joe Osborne and Peter Tuters. Mr. Osborne serves as Executive Vice President of the Company and Executive Vice President of Marketing and Director of VALIC and American General Annuity Insurance Company ("AGAIC") and Mr. Tuters is Senior Investment Officer of the Company and Vice President and Investment Officer of VALIC and AGAIC.

     This part of the proxy statement provides information about:

     - Nominees for Director

     - Beneficial Ownership of each Fund by Management

     - Board of Directors' Meetings and Committees

     - Executive Compensation

B. NOMINEES FOR DIRECTOR

                                             POSITIONS WITH                 BUSINESS EXPERIENCE
         NAME AND BIRTH DATE                COMPANY AND TERM              DURING THE PAST 5 YEARS
         -------------------                ----------------              -----------------------
Thomas L. West, Jr.*                   Chairman since 1998,        Chairman of the Board and Chief
06/07/37                               Director and Executive      Executive Officer (1997 - Present),
                                       Vice President since 1994   Director and Executive Vice President
                                                                   (1994 - 1997) and President
                                                                   (1994 - 1998), VALIC and Chairman of
                                                                   the Board and Chief Executive Officer
                                                                   (1997 - Present) AGAIC. Formerly,
                                                                   Senior Vice President -- Annuity
                                                                   Business Unit, Aetna Life Insurance &
                                                                   Annuity Co. (1987-1994).(4)

                                             POSITIONS WITH                 BUSINESS EXPERIENCE
         NAME AND BIRTH DATE                COMPANY AND TERM              DURING THE PAST 5 YEARS
         -------------------                ----------------              -----------------------
John A. Graf*                          President since 1998        President and Director, VALIC and
09/14/59                                                           AGAIC (1998 to Present). Director, Boy
                                                                   Scouts of America. Formerly, Director
                                                                   (1993-1998), President and Chief
                                                                   Executive Officer (1997-1998), Vice
                                                                   Chairman (1996 - 1997), Chief
                                                                   Marketing Officer (1993 - 1997) and
                                                                   Executive Vice President (1993 -1996),
                                                                   Western National Life Insurance
                                                                   Corporation and Senior Vice President,
                                                                   Conseco, Inc. (1987-1993).(4)
Craig R. Rodby*                        Executive Vice President    Vice Chairman (1997 - Present) and
07/05/49                               since 1998                  Chief Financial Officer
                                                                   (1998 - Present), VALIC and AGAIC
                                                                   (1998 - Present). Formerly, Senior
                                                                   Vice President -- Financial
                                                                   Management, ReliaStar (1994-1997) and
                                                                   President and Chief Executive Officer,
                                                                   Northern Life Insurance Company (1990-
                                                                   1994).(3)(4)
Dr. Judith L. Craven                   N/A                         Physician, Administrator; President,
10/06/45                                                           United Way of Texas Gulf Coast
                                                                   (1992-1998); Director, A.H. Belo
                                                                   Corporation (1993-Present); Director,
                                                                   Sysco Corporation (1996-Present);
                                                                   Director, Sisters of Charity of the
                                                                   Incarnate Word (1996-Present).(4)
Dr. Timothy J. Ebner                   N/A                         Professor, Departments of Neurosurgery
07/15/49                                                           and Physiology, University of
                                                                   Minnesota (1991-Present). Formerly,
                                                                   Consultant EMPI Inc. (1994-1995) and
                                                                   Medtronic Inc. (1997-1998).(4)
Judge Gustavo E. Gonzales, Jr.         N/A                         Municipal Court Judge, Dallas, Texas;
7/27/40                                                            Director, Downtown Dallas YMCA Board
                                                                   (1996-Present); Director, Dallas
                                                                   Easter Seals Society
                                                                   (1997-Present).(4)
Dr. Norman Hackerman                   Director since 1984         Chairman -- Scientific Advisory Board
3/02/12                                                            for The Robert A. Welch Foundation
                                                                   (1983-Present); Director,
                                                                   Electro-source, Inc.; President
                                                                   Emeritus, Rice University, Houston,
                                                                   Texas. Formerly, Professor Emeritus,
                                                                   University of Texas, Austin, Texas
                                                                   (1970-1985).(1)(2)(3)(4)

                                             POSITIONS WITH                 BUSINESS EXPERIENCE
         NAME AND BIRTH DATE                COMPANY AND TERM              DURING THE PAST 5 YEARS
         -------------------                ----------------              -----------------------
Dr. John Wm. Lancaster                 Director since 1984         Retired. Pastor Emeritus and Director
12/15/23                                                           of Planned Giving, First Presbyterian
                                                                   Church, Houston, Texas. Formerly,
                                                                   Pastor, First Presbyterian Church,
                                                                   Houston, Texas (1961-1990).(3)(4)
Ben H. Love                            Director since 1991         Retired. Formerly, Director,
9/26/30                                                            Mid-American (1993-1997) and Chief
                                                                   Executive, Boy Scouts of America.
                                                                   (1985-1993).(3)(4)
Dr. John E. Maupin, Jr.                N/A                         President, Meharry Medical College,
10/28/46                                                           Nashville, Tennessee; Nashville
                                                                   Advisory Board Member, First American
                                                                   National Bank (1996-Present);
                                                                   Director, Monarch Dental Corporation
                                                                   (1997-Present). Formerly, Executive
                                                                   Vice President, Morehouse School of
                                                                   Medicine Atlanta, Georgia
                                                                   (1989-1994).(4)
Dr. F. Robert Paulsen                  Director since 1985         Dean Emeritus and Professor Emeritus,
7/05/22                                                            College of Higher Education,
                                                                   University of Arizona, Tucson,
                                                                   Arizona. Formerly, Dean and Professor,
                                                                   University of Connecticut, Storrs,
                                                                   Connecticut and Carnegie Fellow,
                                                                   University of Michigan, Ann Arbor,
                                                                   Michigan.(1)(2)(3)(4)
Dr. R. Miller Upton                    Director since 1984         Consultant; President Emeritus, Beloit
12/27/16                                                           College, Beloit, Wisconsin. Formerly,
                                                                   Director, Home Life Insurance Company
                                                                   of New York (1961-1991) and Director,
                                                                   Household International, Inc.
                                                                   (1965-1989). (1)(2)(3)(4)

---------------

 * Interested persons of the Company as defined in the 1940 Act, specifically because of their capacity as officers, directors or consultants of the Company, VALIC or American General Corporation.

(1) Retired Managing General Partner of Van Kampen American Capital Exchange
    Fund.

(2) Retired Trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Income Trust, Van Kampen American Capital Convertible Securities Fund, Inc., and Common Sense Trust.

(3) Director of USLIFE Income Fund, Inc., a registered closed-end investment company advised by VALIC.

(4) Trustee of American General Series Portfolio Company 2 ("ASGPC 2") and American General Series Portfolio Company 3 ("AGSPC 3"), open-end management investment companies advised by VALIC.

C. BENEFICIAL OWNERSHIP BY MANAGEMENT

     The current directors, nominees and officers of the Company and members of their families, as a group, as of the date of this proxy statement, beneficially own less than 1% of the common stock of each Fund outstanding.

D. BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board held five meetings during the last fiscal year, one of which was for independent directors only (i.e., those directors who are not interested persons of the Company.) Each meeting covered the business of each Fund. It is expected that the Board will meet, approximately at the same time, four times each year. The Board has appointed an Audit Committee and a Nominating Committee, but not a Compensation Committee. The Audit Committee consists of Dr. Lancaster, Dr. Hackerman, Dr. Paulsen, Dr. Upton and Mr. Love. The Nominating Committee consists of Dr. Hackerman, Mr. Love and Mr. Osborne.

     The Audit Committee, which met twice during the last fiscal year, recommends to the Board the selection of the independent auditor for the Company and reviews, with such independent auditor, the scope and results of the annual audit, reviews the performance of the accounts and considers any comments of the independent auditor regarding the Company's financial statements or books of account.

     The Nominating Committee met five times during the last fiscal year. The Nominating Committee is charged with the duties of periodically reviewing the composition of the Board of Directors, proposing and considering recommendations with respect to nominees for director and similar matters. Shareholders may submit written recommendations to the Nominating Committee regarding nominees for director although the Nominating Committee expects to be able to identify an ample number of qualified candidates.

     All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of the meetings held by all committees of the Board on which they served.

E. EXECUTIVE COMPENSATION

     Members of the Board receive an annual retainer of $18,000 and $1,500 plus expenses for each Board meeting attended. Effective July 21, 1998, Board members participating telephonically in a Board meeting will receive $250.00 for each meeting. Audit and Nominating Committee members will receive an additional $250.00 for each committee meeting attended on a date other than the date the Board of Directors meets. Committee chairs will receive an additional $250.00 for each meeting chaired. Directors who are officers of the Company are not compensated for their service on the Board. In the fiscal year ended May 31, 1998, the aggregate compensation accrued by all directors, and each of the three highest paid executive officers of the Company who have aggregate compensation exceeding $60,000, was $169,365.

     The Company has adopted a Directors Retirement Plan ("Plan") for the payment of retirement benefits to each director who is not an officer, director or employee of VALIC or any of its affiliates ("Independent Director"). Each Independent Director is eligible to receive benefits under the Plan upon retirement at age 67 and before age 67 under certain circumstances. Benefits payable under the Plan are based upon the highest total annual compensation received by the retiring Independent Director in the three calendar years preceding the Independent Director's retirement.

                                                        PENSION OR
                                                        RETIREMENT
                                                         BENEFITS        ESTIMATED           TOTAL
                                         AGGREGATE      ACCRUED AS    ANNUAL BENEFITS     COMPENSATION
                                        COMPENSATION   PART OF FUND        UPON          FROM FUND AND
       NAME OF PERSON, POSITION          FROM FUND       EXPENSES       RETIREMENT      FUND COMPLEX(3)
       ------------------------         ------------   ------------   ---------------   ----------------
Dr. Norman Hackerman..................    $33,000        $24,500             (2)            $39,073
Dr. John Wm. Lancaster................     27,000         25,000             (2)             31,073
Ben H. Love...........................     33,000         24,500             (2)             39,073
Joe C. Osborne(1)(4)..................      0              0              0                  0
Dr. F. Robert Paulsen.................     27,000         24,500             (2)             31,073
Peter V. Tuters(1)(4).................      0              0              0                  0
Dr. R. Miller Upton...................     25,500         24,500             (2)             29,073
Thomas L. West, Jr.(4)................      0              0              0                  0

---------------

(1) This director is not standing for re-election.

(2) This amount depends upon the years of service to the Company. All current directors will have served on the Board for at least ten or more years as of their normal retirement date. Complete years of service earned as of May 31, 1998 are as follows: Dr. Hackerman, Dr. Lancaster, Dr. Paulsen, and Dr. Upton -- 10 or greater; Mr. Love -- approximately 7 years. The following table presents a further illustration of estimated benefits at retirement.

              PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

SERVICE                   UNDER 5                                           10 OR MORE
AT RETIREMENT              YEARS    6 YEARS   7 YEARS   8 YEARS   9 YEARS     YEARS
-------------             -------   -------   -------   -------   -------   ----------
Compensation At
Retirement
  $20,000...............  $10,000   $12,000   $14,000   $16,000   $18,000    $20,000
  $30,000...............  $15,000   $18,000   $21,000   $24,000   $27,000    $30,000
  $40,000...............  $20,000   $24,000   $28,000   $32,000   $36,000    $40,000
  $50,000...............  $25,000   $30,000   $35,000   $40,000   $45,000    $50,000
  $60,000...............  $30,000   $36,000   $42,000   $48,000   $54,000    $60,000

(3) The Company's "Fund Complex" includes the Funds, USLIFE Income Fund, a registered closed-end investment company, and the funds that comprise AGSPC 2 and AGSPC 3, registered open-end management investment companies.

(4) Mr. West, Mr. Osborne and Mr. Tuters were affiliated persons of VALIC during the past fiscal year and did not receive compensation directly from the Company.

REQUIRED VOTE

     The election of Directors requires the vote of a majority of the shareholders, either present at the Annual Meeting or by proxy, in favor of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE LISTED ABOVE.

                        PART 3: RATIFICATION OF AUDITOR

     A majority of the Board, including a majority of those members of the Board who are not "interested persons" of the Company or of The Variable Annuity Marketing Company ("VAMCO"), the Company's distributor, has selected Ernst & Young LLP as independent auditor of the Company for the fiscal year ending May 31, 1999, subject to ratification by the shareholders.

     Ernst & Young LLP has served as the Company's independent auditor since 1985. Ernst & Young LLP has also acted as independent auditor for VALIC and VAMCO. The Company has been advised that neither Ernst & Young LLP nor any of its partners or employees has or have had any direct or indirect financial interest in or any connection with the Company or any of its affiliates in any capacity other than as auditor.

     During the fiscal year ended May 31, 1998, Ernst & Young LLP performed solely auditor services for the Company which included examination of the Company's financial statements, review of annual reports and registration statements and amendments filed with the SEC, consultation on financial accounting and reporting matters, and meetings with the Board of Directors' Audit Committee. The Audit Committee and the Board approved such services before they were rendered. Ernst & Young LLP's examination of the Company's financial statements was made in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as they considered necessary under the circumstances.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of Ernst & Young LLP as the Company's independent auditor requires the vote of a majority of the shareholders, either present at the Meeting or by proxy, in favor of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING ON MAY 31, 1999.

                  PART 4: THE FUNDS AND THE INVESTMENT ADVISER

A. BACKGROUND

     The Company is an open-end management investment company and currently consists of thirteen Funds. Each Fund has its own class of common stock and each outstanding share is entitled to one vote. Individuals cannot invest directly in these Funds, but participate through the purchase of an annuity contract or participation in an employer plan with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

     VALIC is a stock life insurance company and serves as the investment adviser for all thirteen Funds. VALIC is wholly-owned by American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General Corporation. VAMCO serves as the Company's principal underwriter. VALIC, VAMCO, American General Corporation, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019.

B. RECORD OWNERSHIP OF THE FUNDS

     All outstanding shares of the Funds are owned of record, in the aggregate, by VALIC Separate Account A, American General Life Insurance Company Separate Account A ("AGL Separate Account A"), American General Life Insurance Company Separate Account D ("AGL Separate Account D") and American General Life Insurance Company Separate Account VL-R ("AGL Separate Account VL-R"), each of which is registered with the Securities and Exchange Commission ("SEC") and by American General Life Insurance Company Separate Account B ("AGL Separate Account B") which is not registered with the SEC (collectively, the "Separate Accounts"), the American General Corporation Employees' Thrift and Incentive Plan ("AGC Employees' Thrift and Incentive Plan"), the American General Corporation Agents' and Managers' Thrift Plan ("AGC Agents' and Managers' Thrift Plan") (collectively, the "AGC Thrift Plans") and the VALIC Agents' and Managers' Thrift Plan ("VALIC Agents' and Managers' Thrift Plan" or "VALIC Thrift Plan").

     As of the record date, the chart below reflects the total number of shares outstanding, the number of shares of common stock and the percentage of total outstanding shares of each Fund owned by VALIC Separate Account A, AGL Separate Account A, AGL Separate Account B, AGL Separate Account D, AGL Separate Account VL-R, the AGC Employees' Thrift and Incentive Plan, the AGC Agents' and Managers' Thrift Plan and the VALIC Agents' and Managers' Thrift Plan.


                                 ASSET ALLOCATION           CAPITAL              GOVERNMENT
                                       FUND            CONSERVATION FUND      SECURITIES FUND          GROWTH FUND
                               --------------------   -------------------   --------------------   --------------------
                                 SHARES        %       SHARES        %        SHARES        %        SHARES        %
                               ----------   -------   ---------   -------   ----------   -------   ----------   -------
VALIC Separate Account A.....  14,665,738    99.951%  6,809,626   100.000%  10,270,779    99.996%  50,439,228    97.810%
AGL Separate Account A.......       7,204     0.049           0     0.000          360     0.004            0     0.000
AGL Separate Account B.......           0     0.000           0     0.000            0     0.000            0     0.000
AGL Separate Account D.......           0     0.000           0     0.000            0     0.000            0     0.000
AGL Separate Account VL-R....           0     0.000           0     0.000            0     0.000            0     0.000
AGC Agents' & Managers'
 Thrift Plan.................           0     0.000           0     0.000            0     0.000       43,501     0.084
AGC Employees' Thrift and
 Incentive Plan..............           0     0.000           0     0.000            0     0.000    1,001,130     1.941
VALIC Agents' and Managers'
 Thrift Plan.................           0     0.000           0     0.000            0     0.000       85,029     0.165
                               ----------   -------   ---------   -------   ----------   -------   ----------   -------
  Total Shares Outstanding...  14,672,942   100.000%  6,809,626   100.000%  10,271,139   100.000%  51,568,888   100.000%
                               ==========   =======   =========   =======   ==========   =======   ==========   =======

                                                                                INTERNATIONAL
                                 GROWTH & INCOME         INTERNATIONAL         GOVERNMENT BOND
                                       FUND              EQUITIES FUND               FUND
                               --------------------   --------------------   --------------------
                                 SHARES        %        SHARES        %        SHARES        %
                               ----------   -------   ----------   -------   ----------   -------
VALIC Separate Account A.....  13,433,040   100.000%  12,347,782    99.922%  12,964,258   100.000%
AGL Separate Account A.......           0     0.000            0     0.000            0     0.000
AGL Separate Account B.......           0     0.000            0     0.000            0     0.000
AGL Separate Account D.......           0     0.000        5,466     0.044            0     0.000
AGL Separate Account VL-R....           0     0.000        4,167     0.034            0     0.000
AGC Agents' & Managers'
 Thrift Plan.................           0     0.000            0     0.000            0     0.000
AGC Employees' Thrift and
 Incentive Plan..............           0     0.000            0     0.000            0     0.000
VALIC Agents' and Managers'
 Thrift Plan.................           0     0.000            0     0.000            0     0.000
                               ----------   -------   ----------   -------   ----------   -------
  Total Shares Outstanding...  13,433,040   100.000%  12,357,415   100.000%  12,964,258   100.000%
                               ==========   =======   ==========   =======   ==========   =======

                                                                                        SCIENCE &           SMALL CAP INDEX
                                    MIDCAP INDEX FUND        MONEY MARKET FUND       TECHNOLOGY FUND              FUND
                                   --------------------    ---------------------   --------------------   --------------------
                                     SHARES                  SHARES                  SHARES                 SHARES
                                   ----------   -------    -----------   -------   ----------   -------   ----------   -------
VALIC Separate Account A.........  31,209,141    99.979%   227,188,383    99.409%  47,207,892   100.000%  13,498,874   100.000%
AGL Separate Account A...........       1,211     0.004         85,583     0.038            0     0.000            0     0.000
AGL Separate Account B...........           0     0.000             36     0.000            0     0.000            0     0.000
AGL Separate Account D...........           0     0.000         66,288     0.029            0     0.000            0     0.000
AGL Separate Account VL-R........       5,455     0.017      1,198,368     0.524            0     0.000            0     0.000
AGC Agents' & Managers' Thrift
 Plan............................           0     0.000              0     0.000            0     0.000            0     0.000
AGC Employees' Thrift and
 Incentive Plan..................           0     0.000              0     0.000            0     0.000            0     0.000
VALIC Agents' and Managers'
 Thrift Plan.....................           0     0.000              0     0.000            0     0.000            0     0.000
                                   ----------   -------    -----------   -------   ----------   -------   ----------   -------
  Total Shares Outstanding.......  31,215,807   100.000%   228,538,658   100.000%  47,207,892   100.000%  13,498,874   100.000%
                                   ==========   =======    ===========   =======   ==========   =======   ==========   =======

                                     SOCIAL AWARENESS
                                           FUND             STOCK INDEX FUND
                                   --------------------   ---------------------
                                     SHARES                 SHARES
                                   ----------   -------   -----------   -------
VALIC Separate Account A.........  16,448,947    99.990%  103,625,029    97.080%
AGL Separate Account A...........           0     0.000     1,680,418     1.574
AGL Separate Account B...........           0     0.000       105,986     0.099
AGL Separate Account D...........       1,582     0.010        16,476     0.015
AGL Separate Account VL-R........           0     0.000         7,378     0.007
AGC Agents' & Managers' Thrift
 Plan............................           0     0.000        23,146     0.022
AGC Employees' Thrift and
 Incentive Plan..................           0     0.000       996,435     0.934
VALIC Agents' and Managers'
 Thrift Plan.....................           0     0.000       287,374     0.269
                                   ----------   -------   -----------   -------
  Total Shares Outstanding.......  16,450,529   100.000%  106,742,242   100.000%
                                   ==========   =======   ===========   =======

     To the Funds' knowledge, no person owns annuity contracts or interests therein entitling them to give voting instructions regarding as much as 5 percent of the outstanding shares of any Fund.

C. THE EXECUTIVE OFFICERS

     The following table identifies the Company's officers and describes their business experience. All of the officers are affiliated with VALIC and their business address is 2929 Allen Parkway, Houston, Texas 77019. Each officer serves until his or her successor is elected and shall qualify.

        NAME AND                    POSITIONS WITH                    BUSINESS EXPERIENCE DURING
     DATE OF BIRTH                 COMPANY AND TERM                      THE LAST FIVE YEARS
     -------------                 ----------------                   --------------------------
Thomas L. West, Jr.       Chairman since 1998, Director and   Chairman of the Board and Chief Executive
  06/07/37                Executive Vice President since      Officer (1997-Present), Director and
                          1994                                Executive Vice President (1994-1997) and
                                                              President (1994-1998), VALIC and Chairman
                                                              of the Board and Chief Executive Officer
                                                              (1997-Present), AGAIC. Formerly, Senior
                                                              Vice President -- Annuity Business Unit,
                                                              Aetna Life Insurance & Annuity Co.
                                                              (1987-1994).

        NAME AND                    POSITIONS WITH                    BUSINESS EXPERIENCE DURING
     DATE OF BIRTH                 COMPANY AND TERM                      THE LAST FIVE YEARS
     -------------                 ----------------                   --------------------------
John A. Graf              President since 1998                President and Director, VALIC and AGAIC
  09/14/59                                                    (1998 to Present). Director, Boy Scouts of
                                                              America. Formerly, Director (1993-1998),
                                                              President and Chief Executive Officer
                                                              (1997-1998), Vice Chairman (1996-1997),
                                                              Chief Marketing Officer (1993 to 1997) and
                                                              Executive Vice President (1993-1996),
                                                              Western National Life Insurance
                                                              Corporation and Senior Vice President,
                                                              Conseco, Inc. (1987-1993).
Craig R. Rodby            Executive Vice President since      Vice Chairman (1997-Present) and Chief
  07/05/49                1998                                Financial Officer (1998-Present), VALIC
                                                              and AGAIC (1998-Present). Formerly, Senior
                                                              Vice President -- Financial Management,
                                                              ReliaStar (1994-1997) and President and
                                                              Chief Executive Officer, Northern Life
                                                              Insurance Company (1990-1994).
Michael G. Atnip          Executive Vice President since      Executive Vice President of Administration
  07/08/48                1998                                and Information Systems and Director,
                                                              VALIC and AGAIC. Formerly, Senior Vice
                                                              President, Operations Support, American
                                                              General Corporation (1994-1997); Senior
                                                              Vice President, Insurance and
                                                              Administration, American General Finance
                                                              (1991-1993).
Joe C. Osborne            Executive Vice President since      Executive Vice President of Marketing and
  09/17/48                1998, Director 1992-1998            Director, VALIC and AGAIC. Executive Vice
                                                              President, VAMCO.
Peter V. Tuters           Senior Investment Officer since     Executive Vice President, American General
  4/18/52                 1998, Director since 1993           Investment Management L.P. (1998 to
                                                              Present); Vice President and Investment
                                                              Officer (1998 to Present), Vice President
                                                              and Chief Investment Officer (1993-1998),
                                                              VALIC and AGAIC (1998 to Present). Former
                                                              Director, VALIC; Senior Investment
                                                              Officer, AGSPC 2 and AGSPC 3
                                                              (1998-Present); Senior Vice President and
                                                              Chief Investment Officer, American General
                                                              Corporation (1993-1998).

        NAME AND                    POSITIONS WITH                    BUSINESS EXPERIENCE DURING
     DATE OF BIRTH                 COMPANY AND TERM                      THE LAST FIVE YEARS
     -------------                 ----------------                   --------------------------
Maruti D. More'           Vice President -- Investments       Vice President, American General
  02/02/44                since 1998                          Investment Management, L.P. (1998 to
                                                              Present); Vice President, Investments,
                                                              VALIC (1998 to Present). Vice
                                                              President -- Investments, AGSPC 2 and
                                                              AGSPC 3 (1998 to Present); Portfolio
                                                              Manager, American General Corporation
                                                              (1996 to 1998). Formerly, Managing
                                                              Director, Marketable Securities, Paul
                                                              Revere Investment Management Corporation
                                                              (1993 to 1995); Senior Portfolio Manager,
                                                              Dewey Square Investors; Investment Vice
                                                              President, New York Life Insurance
                                                              Company.
Teresa S. Moro            Vice President and Investment       Trader -- VALIC. Formerly, Money Market
  8/14/60                 Officer since 1990                  Trader, VALIC (1986-1990); AIM Management
                                                              Group Inc. (1983-1986).
Leon A. Olver             Vice President and Investment       Portfolio Manager, VALIC (1995 to
  6/27/51                 Officer since 1995                  Present). Formerly, Vice President and
                                                              Treasurer, First Heights Bank (1994-1995);
                                                              Vice President and Assistant Treasurer,
                                                              First Heights Bank (1991-1994); Assistant
                                                              Vice President, Pulte Financial Companies
                                                              (1984-1991).
William Trimbur, Jr.      Vice President and Investment       Portfolio Manager, VALIC. Formerly, Second
  06/15/51                Officer since 1987                  Vice President, VALIC (1985-1990);
                                                              Controller, VALIC (1985-1986); Assistant
                                                              Controller, VALIC (1982-1985) and
                                                              Assistant Treasurer, VALIC (1982-1986).
Brent C. Nelson           Vice President since 1987           Senior Vice President, Controller and
  07/24/51                                                    Director, VALIC and AGAIC. Formerly, Vice
                                                              President and Controller, VALIC
                                                              (1990-1994); Controller, VALIC
                                                              (1987-1990); Second Vice President and
                                                              Controller, VALIC (1986-1987); Second Vice
                                                              President -- Fund Operations, VALIC
                                                              (1985-1986); Assistant Vice
                                                              President -- Controller, Lomas Financial
                                                              Security Insurance Co. (1982-1985).

        NAME AND                    POSITIONS WITH                    BUSINESS EXPERIENCE DURING
     DATE OF BIRTH                 COMPANY AND TERM                      THE LAST FIVE YEARS
     -------------                 ----------------                   --------------------------
Cynthia A. Toles          Vice President since 1998 and       Senior Vice President, General Counsel and
  03/28/51                Secretary since 1985                Secretary, VALIC (1998 to Present) and
                                                              AGAIC (1998 to Present). Director and
                                                              Secretary, VAMCO. Formerly, Senior
                                                              Associate General Counsel and Secretary,
                                                              VALIC (1990-1998); Vice President,
                                                              Associate General Counsel & Secretary,
                                                              VALIC (1988-1989); Second Vice President,
                                                              Associate General Counsel and Assistant
                                                              Secretary, VALIC (1986-1988); Assistant
                                                              Vice President, Assistant General Counsel
                                                              and Assistant Secretary, VALIC
                                                              (1983-1986); Vice President and Secretary,
                                                              AGSPC 2 and AGSPC 3 (1998-Present).
Nori L. Gabert            Vice President since 1998 and       Associate General Counsel, VALIC (1997 to
  08/15/53                Assistant Secretary since 1997      Present). Formerly, Of Counsel, Winstead
                                                              Sechrest & Minick P.C. (1997); Vice
                                                              President and Associate General Counsel of
                                                              Van Kampen American Capital, Inc.
                                                              (1981-1996).
Cynthia A. Gibbons        Assistant Vice President since      Senior Compliance Analyst, VALIC (1996 to
  12/06/67                1998                                Present). Assistant Vice President, AGSPC
                                                              2 and AGSPC 3 (1998-Present); Assistant
                                                              Vice President, AGA Series Trust
                                                              (1998-Present).
Gregory R. Seward         Treasurer since 1991                Vice President -- Variable Product
  06/27/56                                                    Accounting (1998 to Present) and Assistant
                                                              Controller (1991 to 1998), VALIC and AGAIC
                                                              (1998 to Present). Treasurer, AGSPC 2 and
                                                              AGSPC 3 (1998 to Present). Formerly,
                                                              Controller, Avanti Health Systems, Inc.
                                                              (1988-1991); Reports Manager, American
                                                              Capital Asset Management, Inc.
                                                              (1986-1988); Senior Auditor, Price
                                                              Waterhouse (1982-1986).
Jaime M. Sepulveda        Assistant Treasurer since 1998      Director -- Variable Product Accounting
  01/09/52                                                    and Financial Reporting, VALIC (1998 to
                                                              Present). Assistant Treasurer, AGSPC 2 and
                                                              AGSPC 3 (1998 to Present). Formerly,
                                                              Accounting Manager, Metro Networks, Inc.
                                                              (1997-1998); Controller and Investment
                                                              Officer, Port of Houston Authority
                                                              (1994-1997); Chief Financial Officer,
                                                              Intile Designs, Inc. (1993-1994).

        NAME AND                    POSITIONS WITH                    BUSINESS EXPERIENCE DURING
     DATE OF BIRTH                 COMPANY AND TERM                      THE LAST FIVE YEARS
     -------------                 ----------------                   --------------------------
Earl E. Allen, Jr.        Assistant Treasurer since 1998      Manager -- Fund Reporting, VALIC.
  03/16/60                                                    Formerly, Senior Auditor, Texas Treasury
                                                              Department; Manager, American General
                                                              Corporation; Assistant Vice President,
                                                              Texas Commerce Bank.
Kathryn A. Pearce         Controller since 1996               Associate Director of Fund Accounting,
  02/05/47                                                    VALIC (1996 to Present). Controller, AGSPC
                                                              2 and AGSPC 3 (1998 to Present). Formerly,
                                                              Supervisor -- Mutual Fund Accounting, Van
                                                              Kampen American Capital, Inc. (1977-1996).
Donna L. Hathaway         Assistant Controller since 1998     Manager -- Variable Product Accounting,
  09/17/64                                                    VALIC. Formerly, Gas Revenue Accountant,
                                                              Texaco, Inc.; Accounting Manager, Hewitt
                                                              Associates, LLC; Revenue Accounting
                                                              Manager, Trans Texas Gas.

                      PART 5: THE MEETING AND PROXY VOTING

     This section provides information on various topics relating to the Meeting and proxy voting.

     VOTING PROCEDURES. The Separate Accounts fund variable annuity contracts ("contracts") issued respectively by VALIC and American General Life Insurance Company ("AGL"). VALIC, itself and through its Separate Account A; AGL, through its AGL Separate Accounts A, B, D and VL-R; the AGC Thrift Plans; and the VALIC Thrift Plan together hold all of the Funds' shares entitled to vote.

     VALIC and AGL each will vote the Fund shares held by its respective registered Separate Account in accordance with instructions from contract owners having values allocated to any of the Funds, as provided in the contracts. VALIC and AGL each will vote the Funds' shares for which no instructions are received in the same proportion, respectively, as to which instructions are received with respect to its Separate Account.

     Shares held by VALIC will be voted for or against or in abstention with respect to each proposal in the same proportion as shares for which no instructions are received by VALIC Separate Account A. Shares of each Fund held by AGL Separate Account B, by the AGC Thrift Plans and by the VALIC Thrift Plan will be voted for or against or in abstention with respect to proposal in the same proportion as each Fund's shares are voted.

     VOTING RIGHTS. Each contract participant (other than participants under VALIC contracts issued in connection with non-qualified and unfunded deferred compensation plans or AGL contracts issued in connection with a deferred compensation plan) has the right to give instructions as to how shares of the Fund attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Accounts in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received.

     The number of shares which are deemed attributable to a participant's account is based on the value of accumulation units credited to the participant's account as of the record date, which is September 22, 1998. Each outstanding share is entitled to one vote on all matters that shareholders vote on.

     QUORUM. In order for the Meeting to go forward, a majority of the Company's shares must be represented by the Separate Accounts at the Meeting -- either in person or by proxy -- to constitute a quorum.

     SHAREHOLDER PROPOSALS. Any shareholder proposal intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting within a reasonable time before the solicitation is made.

     ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting and Proxy Statement are not received by the time scheduled for the Meeting, the Separate Accounts may move for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of Proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting.

     PROXY SOLICITATION COSTS. The Company will bear the cost of this Proxy solicitation, including the printing and mailing of the Proxy materials.

     REVOKING VOTING INSTRUCTIONS. A contract owner or participant who has given voting instructions may revoke them only through the Separate Account prior to the date of the Meeting.

                                            By Order of the Board of Directors

                                            /s/ THOMAS L. WEST, JR.
                                            ------------------------------------
                                            Thomas L. West, Jr.
                                            Chairman of the Board of Directors

October 16, 1998

AMERICAN GENERAL SERIES PORTFOLIO COMPANY                                                               PROXY SOLICITED ON BEHALF
                                             AMERICAN GENERAL SERIES PORTFOLIO COMPANY                  OF THE BOARD OF DIRECTORS
                                         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 10, 1998     OF AMERICAN GENERAL SERIES
                                                                                                        PORTFOLIO COMPANY

The undersigned shareholder of the above-referenced fund, (the "Fund"), a series of American General Series Portfolio Company (the
"Company"), hereby votes all the shares of the Fund which the undersigned is entitled to vote as of September 22, 1998, the record date, at the Annual Meeting of Shareholders of the Company to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance
Company, Plaza Level, The Woodson Tower, at 2919 Allen Parkway, Houston, Texas 77019, on Tuesday, November 10, 1998 at 2:00 p.m.,
Central time, and any adjournments thereof.

                                                                                   PLEASE COMPLETE, SIGN, DATE AND RETURN
                                                                                     PROMPTLY IN THE ENCLOSED ENVELOPE

                                                                           Date _____________________, 1998

                                                                           NOTE: Please sign exactly as your name appears on this
                                                                           Proxy. When signing in a fiduciary capacity, such as
                                                                           executor, administrator, trustee, attorney, guardian,
                                                                           etc., pleas so indicate. Corporate and partnership
                                                                           proxies should be signed by an authorized person
                                                                           indicating the person's title.

                                                                           -------------------------------------------------------


                                                                           -------------------------------------------------------
                                                                                Signature(s) (Title(s), if applicable)
                                                                                                                             VALIC

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW. ALL ITEMS ARE PROPOSED BY AMERICAN GENERAL SERIES PORTFOLIO COMPANY.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                   VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

     PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.


                                                  FOR               AGAINST
                                              all nominees       all nominees
1.  To elect twelve members of the Board     listed (except     listed (except
    of Directors, each to serve until his    as marked to the   as marked to the
    or her successor is duly elected and     contrary below)    contrary below)
    shall qualify.                                [ ]                 [ ]


Nominees: Dr. Judith L. Craven, Dr. Timothy J. Ebner,
          Judge Gustavo E. Gonzales, Jr., John A. Graf,
          Dr. Norman Hackerman, Dr. John Wm. Lancaster, Ben H. Love,
          Dr. John E. Maupin, Jr., Dr. F. Robert Paulsen, Craig R. Rodby, Dr. R. Miller Upton, and Thomas L. West, Jr.


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THAT NOMINEE'S NAME.


2.  To ratify the selection of                    FOR     AGAINST    ABSTAIN
    Ernst & Young LLP as independent              [ ]       [ ]        [ ]
    auditors for the Company for
    the fiscal year ending on
    May 31, 1999.

3.  Any other business properly brought
    before the meeting.

                                                                    VALICP98

AMERICAN GENERAL SERIES PORTFOLIO COMPANY                VOTING INSTRUCTION FORM

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THE AMERICAN GENERAL SERIES PORTFOLIO COMPANY (THE "COMPANY") IN CONNECTION WITH SHARES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING").

  The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A ("Separate Account") to vote shares of the appropriate Fund(s) of the American General Series Portfolio Company attributable to his or her variable annuity in accordance with his or her instructions at the Annual Meeting of Shareholders to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Tuesday, November 10, 1998 at 2:00 p.m. Central time, and any adjournments thereof.

  Only shareholders of record at the close of business on September 22, 1998 are entitled to vote at the Meeting and any adjournment thereof.

PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                      DATE:
                                            ------------------------
                                            PLEASE SIGN IN BOX BELOW

                                       The undersigned hereby acknowledges
                                       receipt of the Notice of Annual Meeting
                                       of Shareholders and the related Proxy
                                       Statement.

                                       [                                       ]

                                        Signature(s) and Title(s), if applicable

                                                                        VALICP98

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW. ALL ITEMS ARE PROPOSED BY AMERICAN GENERAL SERIES PORTFOLIO COMPANY.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                   VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

     PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.


                                                  FOR               AGAINST
                                              all nominees       all nominees
1.  To elect twelve members of the Board     listed (except     listed (except
    of Directors, each to serve until his    as marked to the   as marked to the
    or her successor is duly elected and     contrary below)    contrary below)
    shall qualify.                                [ ]                 [ ]


Nominees: Dr. Judith L. Craven, Dr. Timothy J. Ebner,
          Judge Gustavo E. Gonzales, Jr., John A. Graf,
          Dr. Norman Hackerman, Dr. John Wm. Lancaster, Ben H. Love,
          Dr. John E. Maupin, Jr., Dr. F. Robert Paulsen, Craig R. Rodby, Dr. R. Miller Upton, and Thomas L. West, Jr.


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THAT NOMINEE'S NAME.


2.  To ratify the selection of                    FOR     AGAINST    ABSTAIN
    Ernst & Young LLP as independent              [ ]       [ ]        [ ]
    auditors for the Company for
    the fiscal year ending on
    May 31, 1999.

3.  Any other business properly brought
    before the meeting.

                                                                      VALICP98

AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                              GROUP AUTHORIZATION CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF DIRECTORS (THE "BOARD") OF THE AMERICAN GENERAL SERIES PORTFOLIO COMPANY (THE "COMPANY") IN CONNECTION WITH SHARES TO BE VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS (THE "MEETING").

     The undersigned hereby instructs The Variable Annuity Life Insurance Company Separate Account A ("Separate Account") to vote shares of the appropriate Fund(s) of the American General Series Portfolio Company in accordance with the instructions received from Participants under the contract owned by the undersigned at the Annual Meeting of Shareholders to be held in Meeting Room No. 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas on Tuesday, November 10, 1998 at 2:00 p.m. Central time, and any adjournments thereof.

     With respect to those shares for which instructions have not been received by the Separate Account, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account. Only shareholders of record at the close of business on September 22, 1998 are entitled to vote at the Meeting and any adjournment thereof.

                            PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION
                           FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        DATE:
                                             -----------------------------------


                                                PLEASE SIGN IN BOX BELOW

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) and Title(s), if applicable

                                                                        VALGRP98

                                IMPORTANT NOTICE

TO AVOID MULTIPLE MAILINGS TO THE SAME PLAN ADMINISTRATOR, WE HAVE INCLUDED GROUP AUTHORIZATION CARDS FOR ALL YOUR AMERICAN GENERAL SERIES PORTFOLIO COMPANY FUNDS IN ONE ENVELOPE WHEREVER POSSIBLE.

PLEASE BE SURE TO SIGN AND RETURN ALL GROUP AUTHORIZATION CARDS RECEIVED.